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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2006

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                       N/A
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

         Scottish Re Group Limited ("Scottish Re") announced on November 27, 2006 that it had entered into an agreement whereby MassMutual Capital Partners LLC, a member of the MassMutual Financial Group, and affiliates of Cerberus Capital Management, L.P. will each invest $300 million into Scottish Re, resulting in a total new equity investment of $600 million. Under the terms and subject to the conditions of the agreement, MassMutual Capital Partners LLC and affiliates of Cerberus Capital Management, L.P. will purchase in the aggregate a total of 1,000,000 newly issued convertible preferred shares of Scottish Re, which shares may be converted into 150,000,000 ordinary shares of Scottish Re at any time, subject to certain adjustments.

         The Scottish Re press release regarding the transaction is furnished as
Exhibit 99.1 hereto and incorporated by reference herein. Furnished as Exhibit
99.2 hereto and incorporated herein by reference is a copy of the slides that accompanied Scottish Re's presentation conducted at 9:00 AM on November 27, 2006, a replay of which will be available on Scottish Re's website (www.scottishre.com) for two weeks. A replay of the presentation can also be accessed by calling 1-877-519-4471 (within the U.S.) or 1-973-341-3080 (from international locations), and entering access code 8161642, and will also be available for two weeks, and a transcript of the presentation is furnished as
Exhibit 99.3 hereto and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1  Press Release issued by Scottish Re Group Limited on November 27, 2006

99.2 Copy of the slides used in connection with the November 27, 2006 transaction presentation

99.3  Transcript of the November 27, 2006 transaction presentation


Additional Information and Where to Find It

In connection with the proposed private placement of convertible preferred shares described in Item 7.01, Scottish Re plans to file a proxy statement with the Securities and Exchange Commission (the "Commission"). INVESTORS AND SECURITY HOLDERS OF SCOTTISH RE ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to shareholders of Scottish Re. Investors and security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by Scottish Re with the Commission, at the Commission's website at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Scottish Re's other filings with the Commission may also be obtained from Scottish Re by directing a request to Scottish Re Group Limited, Post Office Box HM 2939, Hamilton, HM MX, Bermuda, Attention: Secretary.


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Participants in the Solicitation

Scottish Re and its directors, executive officers and certain other members of its management and employees may be deemed to be soliciting proxies from Scottish Re's shareholders in favor of the proposed sale. Information regarding Scottish Re's directors and executive officers is available in Scottish Re's proxy statement for its 2006 annual general meeting of shareholders, which was filed with the Commission on April 4, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the Commission when they become available.

Forward Looking Statements

Certain statements included or incorporated by reference herein are "forward-looking statements" within the meaning of the federal securities laws. The management of Scottish Re cautions that forward-looking statements are not guarantees and actual results could differ materially from those expressed or implied in the forward-looking statements. Important events that could cause the actual results of operations or financial condition of Scottish Re to differ include, but are not necessarily limited to, Scottish Re's ability to attract clients and generate business; the competitive environment; Scottish Re's ability to underwrite business; mortality risk; surrender risk; investment risk (including asset value risk, reinvestment risk and disintermediation risk); the impact of unforeseen economic changes (such as changes in interest rates, currency exchange rate, inflation rates, recession and other external economic factors); the impact of terrorist activities on the economy, the insurance and related industries in general and Scottish Re in particular; regulatory changes (such as changes in U.S. tax law and insurance regulation which directly affect the competitive environment for Scottish Re's products); changes in expectations regarding future realization of gross deferred tax assets; uncertainties about our ability to raise equity capital or other sources of liquidity; rating agency policies and practices; loss of key executives; and Scottish Re's ability to consummate the proposed issuance of convertible preferred shares (including obtaining necessary regulatory approvals and shareholder approval) and realize the benefits of such issuance. Investors are also directed to consider the risks and uncertainties discussed in documents filed by Scottish Re with the Commission.



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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By: /s/ Nate Gemmiti
                                        --------------------
                                         Nate Gemmiti
                                         General Counsel





Dated:  November 27, 2006



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                                INDEX TO EXHIBITS

Number   Description
------   -----------

99.1     Press Release issued by Scottish Re Group Limited on November 27, 2006

99.2 Copy of the slides used in connection with the November 27, 2006 transaction presentation

99.3     Transcript of the November 27, 2006 transaction presentation




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